Tax On Profit On Ordinary Activities	12 Months Ended
Jun. 30, 2023
Income Taxes [Abstract]
Tax On Profit On Ordinary Activities	Tax On Profit On Ordinary Activities
Analysis of charge / (credit) in the year

	2023 £’000	2022 £’000	2021 £’000
U.K. corporation tax based on the results for the year ended 30 June 2023 at 20.5% (2022 : 19%, 2021: 19%)	£8,141	£7,970	£3,628
Overseas tax	16,120	11,859	10,276
Adjustment in respect of prior periods	4,895	751	20
Current Tax	29,156	20,580	13,924
Deferred Tax	(9,156)	(1,294)	(3,006)
Total tax	£20,000	£19,286	£10,918
The blended U.K. Corporation rate throughout the period was 20.5% (2022 : 19%).
An increase in the U.K. corporation rate from 19% to 25% (effective 1 April 2023) was substantively enacted on 24 May 2021. This will increase the Group’s future tax charge accordingly. The deferred tax balance as of 30 June 2023 (and 30 June 2022) has been calculated based on the substantively enacted rates at that date, reflecting the expected timing of reversal of the related temporary differences.

On 20 June 2023, Finance (No.2) Act 2023 was substantively enacted in the United Kingdom, introducing a global minimum effective tax rate of 15%. The legislation implements a domestic top-up tax and a multinational top-up tax, effective for accounting periods starting on or after 31 December 2023. The Group has applied the exception under an amendment to IAS 12 to recognising and disclosing information about deferred tax assets and liabilities related to top-up income taxes.
Reconciliation of the tax rate on group profits

	2023		2022		2021
	£’000	%	£’000	%	£’000	%
Profit on ordinary activities before taxation	£114,163		£102,379		£54,368
Profit on ordinary activities at U.K. statutory rate	23,403	20.5	19,452	19.0	10,330	19.0
Differences in overseas tax rates	(267)	(0.2)	(2,467)	(2.4)	(1,150)	(2.1)
Impact of share-based compensation	1,390	1.2	1,223	1.2	897	1.5
Non taxable fair value movement on financial liabilities	(2,430)	(2.1)	—	—	—	—
Tax incentives and non deductible items	(867)	(0.8)	(1,359)	(1.3)	201	0.4
Adjustments related to prior periods	(354)	(0.3)	(502)	(0.5)	(300)	(0.6)
Tax on unremitted earnings/withholding tax on dividends	1,209	1.1	2,876	2.8	852	1.6
Impact of rate change on deferred tax	(2,084)	(1.8)	63	0.1	88	0.2
Total	£20,000	17.5%	£19,286	18.8%	£10,918	20.1%
The tax incentives and non deductible items of £0.9 million as at 30 June 2023 (30 June 2022: £1.4 million) are mainly related to tax credits and incentives net of certain expenses that are not expected to be tax deductible in any jurisdiction.
Tax on items charged to equity

	2023 £’000	2022 £’000	2021 £’000
Deferred tax - share-based compensation	£3,919	£5,101	£(3,270)
Current tax - share-based compensation	(2,318)	(8,290)	(6,639)
Total charge/ (credit) to equity	£1,601	£(3,189)	£(9,909)
Unremitted Earnings
The aggregate amount of unremitted profits at 30 June 2023 was approximately £158.0 million (2022: £108.0 million). The movement during the year reflects profits made in various territories outside of the United Kingdom and repatriation of such profits through various dividend payments to Endava plc. U.K. legislation relating to company distributions provides for exemption from tax for most repatriated profits. Deferred taxation of £4.0 million has been provided on these profits as at 30 June 2023 (2022: £4.4 million). No deferred tax liability has been provided on £10.1 million of these profits at 30 June 2023 (2022: nil) as the group is able to control the timing of distributions from these subsidiaries and is not expected to distribute these profits in the foreseeable future.